UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 10, 2008


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)




California                           0-11868                  95-3533362
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)              Identification No.)

6175 Nancy Ridge Drive, Suite 300, San Diego, California       92121
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code         (858)-535-0202
                                                   -----------------------------
                                  n/a
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events - CardioDynamics Reports 22% Revenue Growth in First Quarter 2008 Fifth Consecutive Quarter of Year Over Year Revenue Growth Largest in Four Years

ITEM 9.01   Financial Statements and Exhibits

         (c)      Exhibits.

99.1     CardioDynamics press release dated April 10, 2008



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CardioDynamics International Corporation

Date: April 10, 2008                    /s/Stephen P. Loomis/
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                                        Stephen P. Loomis
                                        Chief Financial Officer